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                               REGISTRY AGREEMENT

This REGISTRY AGREEMENT ("Agreement") is by and between the Internet Corporation for Assigned Names and Numbers, a not-for-profit corporation, and Network Solutions, Inc., a Delaware corporation.

DEFINITIONS

         For purposes of this Agreement, the following definitions shall apply:

         1. A "Consensus Policy" is one adopted by ICANN as follows:

         (a) "Consensus Policies" are those adopted based on a consensus among Internet stakeholders represented in the ICANN process, as demonstrated by (1) the adoption of the policy by the ICANN Board of Directors, (2) a recommendation that the policy should be adopted by at least a two-thirds vote of the council of the ICANN Supporting Organization to which the matter is delegated, and (3) a written report and supporting materials (which must include all substantive submissions to the Supporting Organization relating to the proposal) that (i) documents the extent of agreement and disagreement among impacted groups, (ii) documents the outreach process used to seek to achieve adequate representation of the views of groups that are likely to be impacted, and (iii) documents the nature and intensity of reasoned support and opposition to the proposed policy.

         (b) In the event that NSI disputes the presence of such a consensus, it shall seek review of that issue from an Independent Review Panel established under ICANN's bylaws. Such review must be sought within fifteen working days of the publication of the Board's action adopting the policy. The decision of the panel shall be based on the report and supporting materials required by subsection (a) above. In the event that NSI seeks review and the Panel sustains the Board's determination that the policy is based on a consensus among Internet stakeholders represented in the ICANN process, then NSI must implement such policy unless it promptly seeks and obtains injunctive relief under Section 13 below.

         (c) If, following a decision by the Independent Review Panel convened under subsection (b) above, NSI still disputes the presence of such a consensus, it may seek further review of that issue within fifteen working days of publication of the decision in accordance with the dispute resolution procedures set forth in Section 13 below; provided, however, that NSI must continue to implement the policy unless it has obtained injunctive relief under Section 13 below or a final decision is rendered in accordance with the provisions of Section 13 that relieves NSI of such obligation. The decision in any such further review shall be based on the report and supporting materials required by subsection (a) above.

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         (d) A policy adopted by the ICANN Board of Directors on a temporary basis, without a prior recommendation by the council of an ICANN Supporting Organization, shall also be considered to be a Consensus Policy if adopted by the ICANN Board of Directors by a vote of at least two-thirds of its members, and if immediate temporary adoption of a policy on the subject is necessary to maintain the stability of the Internet or the operation of the domain name system, and if the proposed policy is as narrowly tailored as feasible to achieve those objectives. In adopting any policy under this provision, the ICANN Board of Directors shall state the period of time for which the policy is temporarily adopted and shall immediately refer the matter to the appropriate Supporting Organization for its evaluation and review with a detailed explanation of its reasons for adopting the temporary policy and why the Board believes the policy should receive the consensus support of Internet stakeholders. If the period of time for which the policy is adopted exceeds 45 days, the Board shall reaffirm its temporary adoption every 45 days for a total period not to exceed 180 days, in order to maintain such policy in effect until such time as it meets the standard set forth in subsection (a) above. If the standard set forth in subsection (a) above is not met within the temporary period set by the Board, or the council of the Supporting Organization to which it has been referred votes to reject the temporary policy, it will no longer be a "Consensus Policy."

         (e) For all purposes under this Agreement, the policies identified in Appendix A adopted by the ICANN Board of Directors before the effective date of this Agreement shall be treated in the same manner and have the same effect as "Consensus Policies."

         (f) In the event that, at the time the ICANN Board adopts a policy under subsection (a) above during the term of this Agreement, ICANN does not have in place an Independent Review Panel established under ICANN's bylaws, the fifteen working day period allowed under subsection (b) above to seek review shall be extended until fifteen working days after ICANN does have such an Independent Review Panel in place and NSI shall not be obligated to comply with the policy in the interim.

         2. The "Effective Date" is the date on which the Agreement is signed by ICANN and NSI.

         3. The "Expiration Date" is the date specified in Section 23 below.

         4. "gTLDs" means the .com, .net, and .org TLDs, and any new gTLDs established by ICANN.

         5. "ICANN" refers to the Internet Corporation for Assigned Names and Numbers, a party to this Agreement.

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         6. "NSI" refers to Network Solutions, Inc., in its capacity as a domain name registry for the Registry TLDs, a party to this Agreement.

         7. "Personal Data" refers to data about any identified or identifiable natural person.

         8. "Registry Data" means all data maintained in electronic form in the registry database, and shall include Zone File Data, all data submitted by registrars in electronic form, and all other data concerning particular registrations or nameservers maintained in electronic form in the registry database.

         9. "Registry Services" means operation of the registry for the Registry TLDs and shall include receipt of data concerning registrations and nameservers from registrars, provision of status information to registrars, operation of the registry TLD zone servers, and dissemination of TLD zone files.

         10. "Registry TLDs" refers to the .com, .net, and .org TLDs.

         11. "SLD" refers to a second-level domain in the Internet domain name system.

         12. "Term of this Agreement" begins on the Effective Date and runs through the earliest of (a) the Expiration Date, (b) termination of this Agreement under Section 14 or Section 16(B), or (c) termination of this Agreement pursuant to withdrawal of the Department of Commerce's recognition of ICANN under Section 24.

         13. "TLD" refers to a top-level domain in the Internet domain name system.

         14. "Zone File Data" means all data contained in domain name system zone files for the Registry TLDs as provided to TLD nameservers on the Internet.

AGREEMENTS

         NSI and ICANN agree as follows:

         1. Designation of Registry. ICANN acknowledges and agrees that NSI is and will remain the registry for the Registry TLD(s) throughout the Term of this Agreement.

         2. Recognition in Authoritative Root Server System. In the event and to the extent that ICANN is authorized to set policy with regard to an authoritative root server system, it will ensure that (A) the authoritative root will point to the TLD zone servers designated by NSI for the Registry TLDs throughout the Term of this Agreement and (B) any changes to TLD zone server designation submitted to ICANN by NSI will be implemented by ICANN within five business days of submission. In the event that this Agreement is

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terminated (A) under Section 14 or 16(B) by NSI or (B) under Section 24 due to the withdrawal of recognition of ICANN by the United States Department of Commerce, ICANN's obligations concerning TLD zone server designations for the
 .com, .net, and .org TLDs in the authoritative root server system shall be as stated in a separate agreement between ICANN and the Department of Commerce.

         3. General Obligations of NSI.

                  (A) During the Term of this Agreement:

                           (i) NSI agrees that it will operate the registry for
                  the Registry TLDs in accordance with this Agreement;

                           (ii) NSI shall comply, in its operation of the
                  registry, with all Consensus Policies insofar as they:

                                    (a) are adopted by ICANN in compliance with
                           Section 4 below,

                                    (b) relate to one or more of the following:
                           (1) issues for which uniform or coordinated resolution is reasonably necessary to facilitate interoperability, technical reliability and/or stable operation of the Internet or domain-name system, (2) registry policies reasonably necessary to implement Consensus Policies relating to registrars, or (3) resolution of disputes regarding the registration of domain names (as opposed to the use of such domain names), and

                                    (c) do not unreasonably restrain
                           competition.

                  (B) NSI acknowledges and agrees that upon the earlier of (i) the Expiration Date or (ii) termination of this Agreement by ICANN pursuant to Section 14, it will cease to be the registry for the Registry TLDs, unless prior to the end of the term of this Agreement NSI is chosen as the Successor Registry in accordance with the provisions of this Agreement.

                  (C) To the extent that Consensus Policies are adopted in conformance with Section 4 of this Agreement, the measures permissible under Section 3(A)(ii)(b) shall include, without limitation:

                           (i) principles for allocation of SLD names (e.g.,
                  first-come/first-served, timely renewal, holding period after expiration);

                           (ii) prohibitions on warehousing of or speculation
                  in domain names

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                  by registries or registrars;

                           (iii) reservation of SLD names that may not be
                  registered initially or that may not be renewed due to reasons reasonably related to (a) avoidance of confusion among or misleading of users, (b) intellectual property, or
                  (c) the technical management of the DNS or the Internet (e.g., "example.com" and single-letter/digit names);

                           (iv) the allocation among continuing registrars of
                  the SLD names sponsored in the registry by a registrar losing accreditation; and

                           (v) dispute resolution policies that take into
                  account the use of a domain name.

         Nothing in this Section 3 shall limit or otherwise affect NSI's obligations as set forth elsewhere in this Agreement.

         4. General Obligations of ICANN. With respect to all matters that impact the rights, obligations, or role of NSI, ICANN shall during the Term of this Agreement:

                  (A) exercise its responsibilities in an open and transparent manner;

                  (B) not unreasonably restrain competition and, to the extent feasible, promote and encourage robust competition;

                  (C) not apply standards, policies, procedures or practices arbitrarily, unjustifiably, or inequitably and not single out NSI for disparate treatment unless justified by substantial and reasonable cause; and

                  (D) ensure, through its reconsideration and independent review policies, adequate appeal procedures for NSI, to the extent it is adversely affected by ICANN standards, policies, procedures or practices.

         5. Protection from Burdens of Compliance With ICANN Policies. ICANN hereby agrees to indemnify and hold harmless NSI, and its directors, officers, employees and agents from and against any and all claims, damages or liabilities arising solely from NSI's compliance as required by this Agreement with an ICANN policy adopted after both parties have entered into this Agreement, except that NSI shall not be indemnified or held harmless hereunder to the extent that the claims, damages or liabilities arise from the particular manner in which NSI has chosen to comply with the policy. In addition, NSI shall be given a reasonable period after receiving notice of adoption of an ICANN Consensus Policy in which to comply with that policy.

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         6. NSI Registry-Level Financial Support of ICANN. NSI, in its role as operator of the registry for the Registry TLDs, shall pay the gTLD registry-level fees adopted by ICANN in conformance with Section 4 of this Agreement, provided such fees are reasonably allocated among all gTLD registries that contract with ICANN and provided further that, if NSI's share of the total gTLD registry-level fees are or are budgeted to be in excess of $250,000 in any given year, any such excess must be expressly approved by gTLD registries accounting, in aggregate, for payment of two-thirds of all gTLD registry-level fees. NSI shall pay such fees in a timely manner throughout the Term of this Agreement, and notwithstanding the pendency of any dispute between NSI and ICANN. NSI agrees to prepay $250,000 toward its share of gTLD registry-level fees at the time of signing of this Agreement.

         7. Data Escrow. NSI shall deposit into escrow all Registry Data on a schedule (not more frequently than weekly for a complete set of Registry Data, and daily for incremental updates) and in an electronic format mutually approved from time to time by NSI and ICANN, such approval not to be unreasonably withheld by either party. The escrow shall be maintained, at NSI's expense, by a reputable escrow agent mutually approved by NSI and ICANN, such approval also not to be unreasonably withheld by either party. The escrow shall be held under an agreement among ICANN, NSI, the United States Department of Commerce, and the escrow agent providing that (A) the data shall be received and held in escrow, with no use other than verification that the deposited data is complete and in proper format, until released to ICANN or to the United States Department of Commerce; (B) the data shall be released to ICANN upon termination of this Agreement by ICANN under Section 14 or upon the Expiration Date if (1) this Agreement has not sooner been terminated and (2) it has been finally determined by the ICANN Board (and no injunction obtained pursuant to Section 13 has been obtained) that NSI will not be designated as the successor registry under Section 22 of this Agreement; and (C), in the alternative, the data shall be released to the United States Department of Commerce according to the terms of the cooperative agreement between NSI and the United States Government.

         8. NSI Handling of Personal Data. NSI agrees to notify registrars sponsoring registrations in the registry of the purposes for which Personal Data submitted to the registry by registrars is collected, the recipients (or categories of recipients) of such Personal Data, and the mechanism for access to and correction of such Personal Data. NSI shall take reasonable steps to protect Personal Data from loss, misuse, unauthorized disclosure, alteration or destruction. NSI shall not use or authorize the use of Personal Data in a way that is incompatible with the notice provided to registrars.

         9. Publication by NSI of Registry Data.

                  (A) NSI shall provide an interactive web page and a port 43 Whois service providing free public query-based access to up-to-date (i.e. updated at least daily) registry database data which, in response to input of an SLD name, shall report at



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         least the following data elements in response to queries: (a) the SLD name registered, (b) the TLD in which the SLD is registered; (c) the IP addresses and corresponding names of the primary nameserver and secondary nameserver(s) for such SLD, (d) the identity of the sponsoring Registrar, and (e) the date of the most recent modification to the domain name record in the registry database; provided, however, that if ICANN adopts a Consensus Policy that adds to or subtracts from these elements, NSI will implement that policy.

                  (B) To ensure operational stability of the registry, NSI may temporarily limit access under subsection (A), in which case NSI shall immediately notify ICANN of the nature of and reason for the limitation. NSI shall not continue the limitation longer than three business days if ICANN objects in writing, which objection shall not be unreasonably made. Such temporary limitations shall be applied in a nonarbitrary manner and shall apply fairly to any registrar similarly situated, including NSI.

                  (C) NSI as registry shall comply with Consensus Policies providing for development and operation of a capability that provides distributed free public query-based (web and command-line) access to current registration data implemented by registrars providing for capabilities comparable to WHOIS, including (if called for by the Consensus Policy) registry database lookup capabilities according to a specified format. If such a service implemented by registrars on a distributed basis does not within a reasonable time provide reasonably robust, reliable and convenient access to accurate and up-to-date registration data, NSI as registry shall cooperate and, if reasonably determined to be necessary by ICANN (considering such possibilities as remedial action by specific registrars), provide data from the registry database to facilitate the development of a centralized service providing equivalent functionality in a manner established by a Consensus Policy.

         10. Rights in Data. Except as permitted by the Registrar License and Agreement, NSI shall not be entitled to claim any intellectual property rights in data in the registry supplied by or through registrars other than NSI. In the event that Registry Data is released from escrow under Section 7 or transferred to a Successor Registry under Section 22(D), any rights held by NSI as registry in the data shall automatically be licensed on a non-exclusive, irrevocable, royalty-free, paid-up basis to the recipient of the data.

         11. Limitation of Liability. Neither party shall be liable to the other under this Agreement for any special, indirect, incidental, punitive, exemplary or consequential damages.

         12. Specific Performance. During the Term of this Agreement, either party may seek specific performance of any provision of this Agreement as provided by Section 13, provided the party seeking such performance is not in material breach of its obligations.

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         13. Resolution of Disputes Under This Agreement. Disputes arising under or in connection with this Agreement, including requests for specific performance, shall be resolved in a court of competent jurisdiction or, at the election of both parties (except for any dispute over whether a policy adopted by the Board is a Consensus Policy, in which case at the election of either party), by an arbitration conducted as provided in this Section pursuant to the International Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in English and shall occur in Los Angeles County, California, USA. There shall be three arbitrators: each party shall choose one arbitrator and, if the two arbitrators are not able to agree on a third arbitrator, the third shall be chosen by the AAA. The parties shall bear the costs of the arbitration in equal shares, subject to the right of the arbitrators to reallocate the costs in their award as provided in the AAA rules. The parties shall bear their own attorneys' fees in connection with the arbitration, and the arbitrators may not reallocate the attorneys' fees in conjunction with their award. The arbitrators shall render their decision within ninety days of the initiation of arbitration. In all litigation involving ICANN concerning this Agreement (whether in a case where arbitration has not been elected or to enforce an arbitration award), jurisdiction and exclusive venue for such litigation shall be in a court located in Los Angeles, California, USA; however, the parties shall also have the right to enforce a judgment of such a court in any court of competent jurisdiction. For the purpose of aiding the arbitration and/or preserving the rights of the parties during the pendency of an arbitration, the parties shall have the right to seek temporary or preliminary injunctive relief from the arbitration panel or a court located in Los Angeles, California, USA, which shall not be a waiver of this arbitration agreement.

         14.  Termination.

                  (A) In the event an arbitration award or court judgment is rendered specifically enforcing any provision of this Agreement or declaring a party's rights or obligations under this Agreement, either party may, by giving written notice, demand that the other party comply with the award or judgment. In the event that the other party fails to comply with the order or judgment within ninety days after the giving of notice (unless relieved of the obligation to comply by a court or arbitration order before the end of that ninety-day period), the first party may terminate this Agreement immediately by giving the other party written notice of termination.

                  (B) In the event of termination by DOC of its Cooperative Agreement with NSI pursuant to Section I.B.8 of Amendment 19 to that Agreement, ICANN shall, after receiving express notification of that fact from DOC and a request from DOC to terminate NSI as the operator of the registry database for the Registry TLDs, terminate NSI's rights under this Agreement, and shall cooperate with DOC to facilitate the transfer of the operation of the registry database to a successor registry.

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         15. Assignment. Neither party may assign this Agreement without the prior written approval of the other party, such approval not to be unreasonably withheld. Notwithstanding the foregoing sentence, a party may assign this Agreement by giving written notice to the other party in the following circumstances, provided the assignee agrees in writing with the other party to assume the assigning party's obligations under this Agreement: (a) NSI may assign this Agreement as part of the transfer of its registry business approved under Section 25 and (b) ICANN may, in conjunction with a reorganization or reincorporation of ICANN and with the written approval of the Department of Commerce, assign this Agreement to another non-profit corporation organized for the same or substantially the same purposes as ICANN.

         16. Relationship to Cooperative Agreement Between NSI and U.S. Government.

                  (A) NSI's obligations under this Agreement are conditioned on the agreement by NSI and the Department of Commerce to Amendment 19 to the Cooperative Agreement in the form attached to this Agreement as Appendix C.

                  (B) If within a reasonable period of time ICANN has not made substantial progress towards having entered into agreements with competing registries and NSI is adversely affected from a competitive perspective, NSI may terminate this Agreement with the approval of the U.S. Department of Commerce. In such event, as provided in Section 16(A) above, the Cooperative Agreement shall replace this Agreement.

                  (C) In the case of conflict while they are both in effect, and to the extent that they address the same subject in an inconsistent manner, the term(s) of the Cooperative Agreement shall take precedence over this Agreement.

         17. NSI Agreements with Registrars. NSI shall make access to the Shared Registration System available to all ICANN-accredited registrars subject to the terms of the NSI/Registrar License and Agreement (attached as Appendix
B). Such agreement may be revised by NSI, provided however, that any such changes must be approved in advance by ICANN. Such agreement shall also be revised to incorporate any Registry Service Level Agreement implemented under
Section 18.

         18. Performance and Functional Specifications for Registry Services. Unless and until ICANN adopts different standards as a Consensus Policy pursuant to Section 4, NSI shall provide registry services to ICANN-accredited registrars meeting the performance and functional specifications set forth in SRS specification version 1.0.6 dated September 10, 1999, as supplemented by Appendix E and any Registry Service Level Agreement established according to this Section 18. In the event ICANN adopts different performance and functional standards for the registry as a Consensus Policy in compliance with Section 4, NSI shall comply with those standards to the extent practicable, provided

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that compensation pursuant to the provisions of Section 20 has been resolved prior to implementation and provided further that NSI is given a reasonable time for implementation. In no event shall NSI be required to implement any different functional standards before 3 years from the Effective Date of this Agreement.

         Within 45 days after the Effective Date, (i) representatives designated by ICANN of registrars accredited by ICANN for the Registry TLDs and
(ii) NSI will establish a Registry Service Level Agreement for the registry system that shall include, at least:

                  (A) identified service level parameters and measurements regarding performance of the registry system, including, for example, system availability;

                  (B) responsibilities of registrars using the registry system and NSI (e.g., the obligation of the registrars to notify NSI of any experienced registry system outages and the obligation of NSI to respond in a timely manner to registry system outages);

                  (C) an appropriate service-level dispute-resolution process;
         and

                  (D) remedies for failure to comply with the Registry Service Level Agreement.

         Unless the Registry Service Level Agreement requires fundamental architecture changes to the registry system or extraordinary increases in costs to NSI beyond what is generally required to implement a service level agreement (which is not the intent of the parties) the creation and implementation of the Registry Service Level Agreement shall not result in a price increase under
Section 20.

         The 45-day drafting process for the Registry Service Level Agreement shall be structured as follows: (E) the designated representatives and NSI (the "SLA Working Group") shall promptly meet and shall within 20 days after the Effective Date complete a draft of the Registry Service Level Agreement; (F) all registrars accredited by ICANN for the Registry TLDs shall have 10 days after distribution of that draft to submit comments to the SLA Working Group; and (G) the SLA Working Group shall meet again to finalize the Registry Service Level Agreement, taking into account the comments of the registrars. The 45-day period shall be subject to extension by mutual agreement of the members of the SLA Working Group. The SLA shall be implemented as soon as reasonably feasible after its completion and approval by ICANN, including by implementation in stages if appropriate.

         After it is approved by the SLA Working Group and ICANN, the Registry Service Level Agreement shall be incorporated in the NSI/Registrar License and Agreement referred to in Section 17.

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         19. Bulk Access to Zone Files. NSI shall provide third parties bulk access to the zone files for .com, .net, and .org TLDs on the terms set forth in the zone file access agreement (attached as Appendix D). Such agreement may be revised by NSI, provided however, that any such changes must be approved in advance by ICANN.

         20. Price for Registry Services. The price(s) to accredited registrars for entering initial and renewal SLD registrations into the registry database and for transferring a SLD registration from one accredited registrar to another will be as set forth in Section 5 of the Registrar License and Agreement (attached as Appendix B). These prices shall be increased through an amendment to this Agreement as approved by ICANN and NSI, such approval not to be unreasonably withheld, to reflect demonstrated increases in the net costs of operating the registry arising from (1) ICANN policies adopted after the date of this Agreement, or (2) legislation specifically applicable to the provision of Registry Services adopted after the date of this Agreement, to ensure that NSI recovers such costs and a reasonable profit thereon; provided that such increases exceed any reductions in costs arising from (1) or (2) above.

         21.  Additional NSI Obligations.

                  (A) NSI shall provide all licensed Accredited Registrars (including NSI acting as registrar) with equivalent access to the Shared Registration System. NSI further agrees that it will make a certification to ICANN every six months, using the objective criteria set forth in Appendix F that NSI is providing all licensed Accredited Registrars with equivalent access to its registry services.

                  (B) NSI will ensure, in a form and through ways described in Appendix F that the revenues and assets of the registry are not utilized to advantage NSI's registrar activities to the detriment of other registrars.

         22. Designation of Successor Registry.

                  (A) Not later than one year prior to the end of the term of this Agreement, ICANN shall, in accordance with Section 4, adopt an open, transparent procedure for designating a Successor Registry. The requirement that this procedure be opened one year prior to the end of the Agreement shall be waived in the event that the Agreement is terminated prior to its expiration.

                  (B) NSI or its assignee shall be eligible to serve as the Successor Registry and neither the procedure established in accordance with subsection (A) nor the fact that NSI is the incumbent shall disadvantage NSI in comparison to other entities seeking to serve as the Successor Registry.

                  (C) If NSI or its assignee is not designated as the Successor Registry, NSI or its assignee shall cooperate with ICANN and with the Successor Registry in

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         order to facilitate the smooth transition of operation of the registry to Successor Registry. Such cooperation shall include the timely transfer to the Successor Registry of an electronic copy of the registry database and of a full specification of the format of the data.

                  (D) ICANN shall select as the Successor Registry the eligible party that it reasonably determines is best qualified to perform the registry function under terms and conditions developed as a Consensus Policy, taking into account all factors relevant to the stability of the Internet, promotion of competition, and maximization of consumer choice, including without limitation: functional capabilities and performance specifications proposed by the eligible party for its operation of the registry, the price at which registry services are proposed to be provided by the party, relevant experience of the party, and demonstrated ability of the party to handle operations at the required scale. ICANN shall not charge any additional fee to the Successor Registry.

                  (E) In the event that a party other than NSI or its assignee is designated as the Successor Registry, NSI shall have the right to challenge the reasonableness of ICANN's failure to designate NSI or its assignee as the Successor Registry under the provisions of Section 13 of this Agreement.

         23. Expiration of this Agreement. The Expiration Date shall be four years after the Effective Date, unless extended as provided below. In the event that NSI completes the legal separation of ownership of its Registry Services business from its registrar business by divesting all the assets and operations of one of those businesses within 18 months after Effective Date to an unaffiliated third party that enters an agreement enforceable by ICANN and the Department of Commerce (i) not to be both a registry and a registrar in the Registry TLDs, and (ii) not to control, own or have as an affiliate any individual(s) or entity(ies) that, collectively, act as both a registry and a registrar in the Registry TLDs, the Expiration Date shall be extended for an additional four years, resulting in a total term of eight years. For the purposes of this Section, "unaffiliated third party" means any entity in which NSI (including its successors and assigns, subsidiaries and divisions, and their respective directors, officers, employees, agents and representatives) does not have majority equity ownership or the ability to exercise managerial or operational control, either directly or indirectly through one or more intermediaries. "Control," as used in this Section 23, means any of the following: (1) ownership, directly or indirectly, or other interest entitling NSI to exercise in the aggregate 25% or more of the voting power of an entity;
(2) the power, directly or indirectly, to elect 25% or more of the board of directors (or equivalent governing body) of an entity; or (3) the ability, directly or indirectly, to direct or cause the direction of the management, operations, or policies of an entity.

ICANN/Network Solutions, Inc.
Registry Agreement--
Appendix 1 to Amendment 19 to
NSI/USG Cooperative Agreement

         24. Withdrawal of Recognition of ICANN by the Department of Commerce. In the event that, prior to the expiration or termination of this Agreement under Section 14 or 16(B), the United States Department of Commerce withdraws its recognition of ICANN as NewCo under the Statement of Policy pursuant to the procedures set forth in Section 5 of Amendment 1 (dated November 10, 1999) to the Memorandum of Understanding between ICANN and the Department of Commerce, this Agreement shall terminate.

         25. Assignment of Registry Assets. NSI may assign and transfer its registry assets in connection with the sale of its registry business only with the approval of the Department of Commerce.

         26. Option to Substitute Generic Agreement. At NSI's option, it may substitute any generic ICANN/Registry agreement that may be adopted by ICANN for this Agreement; provided, however, that Sections 16, 19, 20, 21, 23, 24, and 25 of this Agreement will remain in effect following any such election by NSI.

         27. Notices, Designations, and Specifications. All notices to be given under this Agreement shall be given in writing at the address of the appropriate party as set forth below, unless that party has given a notice of change of address in writing. Any notice required by this Agreement shall be deemed to have been properly given when delivered in person, when sent by electronic facsimile, or when scheduled for delivery by internationally recognized courier service. Designations and specifications by ICANN under this Agreement shall be effective when written notice of them is deemed given to Registry.

         If to ICANN, addressed to:

                  Internet Corporation for Assigned Names and Numbers 4676 Admiralty Way, Suite 330
                  Marina Del Rey, California 90292
                  Telephone: 1/310/823-9358
                  Facsimile: 1/310/823-8649
                  Attention:  Chief Executive Officer

         If to Registry, addressed to:

         1.       Network Solutions, Inc.
                  505 Huntmar Park Drive
                  Herndon, VA 20170
                  Telephone:  1/703/742-0400
                  Facsimile:  1/703/742-3386
                  Attention:  General Counsel

ICANN/Network Solutions, Inc.
Registry Agreement--
Appendix 1 to Amendment 19 to
NSI/USG Cooperative Agreement

         2.       Network Solutions, Inc.
                  505 Huntmar Park Drive
                  Herndon, VA 20170
                  Telephone:  1/703/742-0400
                  Facsimile:  1/703/742-3386
                  Attention: Registry General Manager

         28. Dates and Times. All dates and times relevant to this Agreement or its performance shall be computed based on the date and time observed in Los Angeles, California, USA.

         29. Language. All notices, designations, and specifications made under this Agreement shall be in the English language.

         30. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto pertaining to the registry for the Registry TLDs and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties on that subject. This Agreement is intended to coexist with any Registrar Accreditation Agreement between the parties.

         31. Amendments and Waivers. No amendment, supplement, or modification of this Agreement or any provision hereof shall be binding unless executed in writing by both parties. No waiver of any provision of this Agreement shall be binding unless evidenced by a writing signed by the party waiving compliance with such provision. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

ICANN/Network Solutions, Inc.
Registry Agreement--
Appendix 1 to Amendment 19 to
NSI/USG Cooperative Agreement
                                      -28-

         32. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS



By:  /s/ MICHAEL M. ROBERTS
   --------------------------------
         Michael M. Roberts
         President and CEO
Date:    November 10, 1999



NETWORK SOLUTIONS, INC.



By:  /s/ JONATHAN W. EMERY
   --------------------------------
         Jonathan W. Emery
         Senior Vice President, General
         Counsel & Secretary
Date:    November 10, 1999

ICANN/Network Solutions, Inc.
Registry Agreement--
Appendix 1 to Amendment 19 to
NSI/USG Cooperative Agreement
                                      -29-